UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-21955

Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701
 (Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors, LLC
800 Philadelphia Street
Indiana, PA 15701
 (Name and address of agent for service)

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Stewart

CAPITAL

MID CAP FUND

ANNUAL REPORT 12•31•09

Table of Contents

Letter to Shareholders	1
Expense Example	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Additional Information	20
Trustee and Officer Information	22

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholder,

Wow…what a year! The equity markets went on a wild ride in 2009, from the depths of despair to what seemed, to some, a mild euphoria. I do not remember a time in my career (save, perhaps my first day in the business – Black Monday 1987) when we have had such extremes in price levels as experienced in 2009. Indeed, in mid-March, the general consensus seemed to be that the financial world was coming to an end and nearly everyone wanted out. By the end of the year, the markets had experienced the biggest run off the bottom since the 1930s. Still, there are quite a few investors that want nothing to do with the equity markets (meaning plenty of opportunities still exist).

Should investors worry? Possibly. Think of it this way, if you stretch a rubber band to its limit and let go, it snaps back. That is, essentially, what happened with the equity market. Prices were stretched on the downside and then snapped back once investors realized that the world wasn’t ending. However, snap-backs typically go beyond the normal trend. In other words, you typically get bounces around a trend (both up and down) until a trend can resume. The result? We still see plenty of opportunities, but there could be volatility for a while, so we will need to be even more vigilant about the prices we pay for our business partners.

Market Overview

In 2009, I got the direction of the equity markets right, but was surprised by how high they rose. Not that I am complaining, mind you – it was quite a run and quite exhilarating, particularly after the year we had in 2008 (and early 2009).

In my last letter, I said that I felt like a kid in a candy store – lots from which to choose, but not enough time with which to do it. Thankfully, the opportunities that we chose to participate in worked quite well. Of course, in a market where seemingly everything went up, it was a bit like shooting fish in a barrel. Oddly enough, in 2009, one of the best areas in which to be invested was the large financial institution arena. Although there were no financial data to support this growth, it provides a good case study of the sometimes-irrational behavior of crowds. (For an interesting read, I would suggest Extraordinary Popular Delusions and the Madness of Crowds by Charles Mackay.) That is not to say, however, that I think the general performance of equity markets during the second half of the year was particularly irrational. As I said above, it was simply the reaction of the markets to an earlier, overly pessimistic view of the economic landscape.

Mid-cap stocks did quite well in 2009, as the S&P MidCap 400 Index returned 37.38% (with dividends reinvested), easily besting the S&P 500 (26.46%) and the Russell 2000 (27.17%). Energy (up 67.24%), technology (up 58.19%), consumer discretionary (up 53.33%) and materials (up 52.18%) provided market leadership for the S&P 400 .

Fund Performance

The Stewart Capital Mid Cap Fund returned 45.75% for the twelve-months ended December 31, 2009, significantly outperforming its benchmarks, the S&P MidCap 400 Index and the Russell Midcap® Value Index, which returned 37.38% and 34.21%, respectively.

We made quite a few changes in our portfolio over the last six months, selling securities of three companies and buying eight others. During early July, we sold a convertible bond acquired in the fourth quarter of 2008

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(HLTH Corp.), sold one of our two remaining financial stocks (Mercury General), and sold stock of amusement park operator Cedar Fair. Of the companies whose stock we sold, the biggest disappointment was Cedar Fair. While its Park attendance was down in 2009 (not unexpected), due to bad weather and economic conditions, and while they reduced their dividend to just one penny, the biggest disappointment was their decision to sell themselves to a private equity firm for a price that is well below its actual business value. When we buy companies, we look to find management with whom we can be long-term partners. Suffice it to say this is one partnership that was definitely not two-way.

We also had four of our holdings either get acquired (HLTH Corp. and Marvel Entertainment) or become the target of an acquisition attempt. (CF Industries made a hostile takeover offer for the parent of Terra Nitrogen and subsequently became the subject of a hostile takeover from Agrium.) The Marvel acquisition became effective on the last day of 2009, with the Fund receiving cash and shares of Disney.

We had added the HLTH Corp. convertible bond as it presented us with a pretty solid opportunity to participate in a very attractive Internet business with relatively limited downside. Needless to say, it worked out quite nicely as it was sold (near par) in early July 2009, and replaced with the company’s common stock. We believed that HLTH Corp. would ultimately merge with its majority-owned subsidiary, WebMD. That merger occurred in the fourth quarter, with HLTH Corp. shareholders receiving WebMD stock. Having good luck with the HLTH Corp. convertible bond, we added the convertible bond of insurer Old Republic International as a replacement for Mercury General. While we really like Old Republic, and believe it to be significantly undervalued, we are concerned about the economic landscape for financials. We view the convertible bond to be a less risky way to participate in Old Republic’s business.

We never refrain from admitting our mistakes (after all, that’s how we learn). Fortunately, the number of investment miscalculations this year was limited. Only four of the Fund’s holdings lost money, which was nicely offset by the vast majority that did not.

On the other end of the spectrum are several picks that did exceedingly well. Western Digital, McDermott International, and Southern Copper all saw their stock price at least double. While some may wonder why everything we buy doesn’t double, we are perfectly content in buying things that, in our opinion, have the potential to outperform our benchmark. Happily for us, and you shareholders, that pleasant occurrence has happened more often than not since the Fund’s inception at the beginning of 2007.

Strategy Overview

As we begin a new year, we see lots of opportunities and plenty of potential pitfalls. While we expect equity markets to end the year on a positive note, we also anticipate more volatility throughout the year as investor expectations will meet the realities of a less robust than normal recovery, plus government policymakers that seem bent on making it as difficult as possible to do business.

Demographically speaking, we believe the growth of the emerging economies/markets will be the most powerful (and potentially the most volatile) investment theme in the global marketplace. We want to be invested so that we can participate in those opportunities. However, our investments will likely not take place directly within those emerging economies. Rather, we will attempt to reduce the volatility within that investment arena by purchasing companies and industries that participate in that growth, but are not necessarily located within those markets.

We continue to like basic materials, as demand for agricultural commodities, metals and construction inputs should rise in conjunction with global economic improvement. In particular, we like commodities that have an underlying supply/demand imbalance, such as copper (Southern Copper – a long-term holding of the Fund) and molybdenum

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(moly). Interestingly, there are two ways to produce moly: 1) as the by-product of copper mining, or 2) from a stand-alone moly mine. New holding, Thompson Creek is one of the world’s largest, integrated, stand-alone, publicly traded moly producers. We think management is top-notch and the company has the resources (it has a ton of cash and is debt free) to do an acquisition (or be an acquisition target if they don’t do something with their cash).

We also like select technology companies, having added WebMD (through the acquisition of HLTH Corp.), Flextronics, Akamai, and Net1 UEPS. Each of the companies participate either in the continued growth of the Internet and expansion of e-commerce or global economic growth.

While the ultimate form of health care legislation is highly uncertain, the one thing we do believe is that it will be focused on reducing costs. As such, we want to invest in those companies within the health care sector that help facilitate cost reductions. Therefore, we have added the leading manufacturer of over-the-counter generic pharmaceuticals (Perrigo) and pharmacy benefit manager Catalyst Health Solutions. While, legislative and regulatory uncertainty creates significant volatility, it also creates significant opportunity if you take the time to understand the risks.

As much as we have reduced cash levels within the Fund, we have continued to allow levels to float between 5 – 10%. This gives us plenty of dry powder to take advantage of opportunities while providing somewhat of a cushion for what we believe will be a rather volatile year. Again, we stress that although there will continue to be periods of market disruption; we believe that over the long-term a company’s stock price tends to reflect the value of the underlying business. We will continue to focus on business value when making investment decisions.

We would like to thank you for your continued support. As always, we will strive to meet your investment needs and look forward to a long and fruitful relationship. We welcome your questions or comments, and encourage you to contact us at 877.420.4440 or at stewartcapUMB.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds

January 2010

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report. Please see the prospectus for a discussion of the risks related to investing in the Fund.

1 source: www.standardandpoors.com/indices/sp-midcap-400

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Stewart Capital Mid Cap Fund

Growth of a $10,000 Investment

Stewart Capital Mid Cap Fund

Average Annual Total Returns For Periods Ended December 31, 2009	One Year	Since Inception*
Stewart Capital Mid Cap Fund	39.63%	–2.39%
S&P Midcap 400® Index	37.38%	–1.83%
Russell Midcap® Value Index	34.21%	–6.62%

*	The Stewart Capital Mid Cap Fund commenced investment operations at the close of business December 29, 2006 (the Fund’s inception date).

The line graphs shown above for the Fund assumes an initial investment of $9,575 ($10,000 less the maximum load of .0425 per share) made after the close of business on 12/29/06 (the Fund’s inception date). Returns shown include the reinvestment of all dividends and distributions.  Past performance, particularly for periods of less than one year, is not predictive of future results.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data cited.  For performance data current to the most recent month-end, please call (toll-free) 1.877.420.4440. As of the effective date of the most recent prospectus, the gross expense ratio was 6.68%.

The S&P Midcap 400® Index is an unmanaged index of 400 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is heavily weighted toward stocks with medium sized market capitalizations and represents approximately seven percent of the total market value of all domestic common stocks.  It is not possible to invest directly in an index.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are members of the Russell 1000® Value Index.  It is not possible to invest directly in an Index.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The performance returns for the Fund reflect an expense limitation agreement in effect.  Without such a limitation, the returns would be reduced.

5

Expense Example For the six months ended December 31, 2009 (Unaudited)

As a shareholder of the Stewart Mid Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund
	Beginning account value 7/1/09	Ending account value 12/31/09	Expenses paid during period 7/1/09-12/31/091
Actual	$1,000.00	$1,241.30	$8.46
Hypothetical (5% return before expenses)	1,000.00	1,017.46	7.61

1	Expenses are equal to the Fund’s annualized expense ratio (1.50%), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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Stewart Capital Mid Cap Fund
Schedule of Investments December 31, 2009

COMMON STOCKS 91.5%	Shares	Value
Banks 0.3%
Northwest Bancshares, Inc.	5,000	$56,600
		56,600
Capital Goods 9.0%
Cummins, Inc.	10,213	468,368
EMCOR Group, Inc. *	30,792	828,305
McDermott International, Inc. *	21,988	527,932
		1,824,605
Consumer Services 3.1%
Matthews International Corp.	17,550	621,796
		621,796
Diversified Financials 2.4%
Federated Investors, Inc.	17,827	490,242
		490,242
Energy 8.7%
CARBO Ceramics, Inc.	8,042	548,223
Enerplus Resources Fund	20,838	478,441
General Maritime Corp.	104,598	731,140
		1,757,804
Food & Staples Retailing 3.1%
Weis Markets, Inc.	17,101	621,792
		621,792
Food, Beverage & Tobacco 4.1%
J.M. Smucker Co. (The)	13,420	828,685
		828,685
Health Care Equipment & Services 7.5%
C.R. Bard, Inc.	9,369	729,845
Catalyst Health Solutions, Inc. *	8,073	294,423
Varian Medical Systems, Inc. *	10,412	487,802
		1,512,070

See Notes to Financial Statements.

7

Schedule of Investments (continued)

COMMON STOCKS (CONTINUED)	Shares	Value
Materials 14.4%
CF Industries Holdings, Inc.	7,348	$667,051
FMC Corp.	10,792	601,762
Sociedad Quimica y Minera de Chile SA (American Depositary Receipt)	12,087	454,109
Southern Copper Corp.	21,687	713,719
Thompson Creek Metals Co., Inc. *	41,224	483,145
		2,919,786
Media 5.8%
Marvel Entertainment, Inc. *	9,163	495,535
Meredith Corp.	21,908	675,862
		1,171,397
Pharmaceuticals, Biotechnology & Life Sciences 2.4%
Perrigo Co.	12,081	481,307
		481,307
Software & Services 11.9%
Akamai Technologies, Inc. *	31,589	800,150
Micros Systems, Inc. *	21,234	658,891
Net 1 UEPS Technologies, Inc. *	15,277	296,679
WebMD Health Corp. *	16,771	645,516
		2,401,236
Technology Hardware & Equipment 8.2%
Flextronics International Ltd. *	105,473	771,007
Western Digital Corp. *	20,411	901,146
		1,672,153
Transportation 3.8%
Kirby Corp. *	22,361	778,834
		778,834
Utilities 6.8%
Nicor, Inc.	12,313	518,377
Oneok, Inc.	19,351	862,474
		1,380,851

Total Common Stocks (Cost $15,702,861)		18,519,158

See Notes to Financial Statements.

8

Schedule of Investments (continued)

CONVERTIBLE BOND 1.9%	Shares or Principal Amount	Value
Insurance 1.9%
Old Republic International Corp. , 8.00%, 5/15/2012	$350,000	$394,187
Total Convertible Bond (Cost $377,407)		394,187

LIMITED PARTNERSHIP INTEREST 2.8%
Materials 2.8%
Terra Nitrogen Co. LP	5,445	566,716
Total Limited Partnership Interest (Cost $574,333)		566,716

SHORT TERM INVESTMENT 3.9%
Federated Prime Obligations Fund, 0.11% **	779,834	779,834
Total Short Term Investment (Cost $779,834)		779,834

Total Investments 100.1% (Cost $17,434,435)		20,259,895
Liabilities less Other Assets (0.1)%		(29,649)
Net Assets 100.0%		$20,230,246

* Non-income producing.      ** Represents 7-day effective yield as of December 31, 2009.       See Notes to Financial Statements.

Sector Breakdown December 31, 2009
(based on total investments)

9

Statement of Assets and Liabilities Year ended 12/31/09

Assets:
Investments at value (cost $17,434,435)	$20,259,895
Receivable for fund shares sold	5,339
Dividends and interest receivable	13,780
Prepaid expenses	28,825
Total Assets	20,307,839

Liabilities:
Payable for fund shares redeemed	173
Due to investment adviser	18,603
Accrued audit fees	17,500
Accrued administration expense	4,822
Accrued shareholder servicing fees	7,333
Accrued 12b-1 fees	12,211
Accrued custodian expense	3,200
Accrued printing expense	12,731
Other payables	1,020
Total Liabilities	77,593
Net Assets	$20,230,246

Net Assets Consist of:
Capital stock	$20,534,237
Accumulated net realized losses	(3,129,451)
Net unrealized appreciation on investments	2,825,460
Total Net Assets	$20,230,246

The Pricing of Shares
Net asset value and price per share	$9.27
($20,230,246 divided by 2,183,007 shares outstanding, no par value, unlimited shares authorized)
Offering price per share	$9.68	(1)

(1)	Computation of offering price per share 100/95.75 of net asset value

See Notes to Financial Statements.

10

Statement of Operations Year ended 12/31/09

Investment Income:
Dividend income	$233,720 (1)
Interest income	16,462
Total Investment Income	250,182

Expenses:
Investment advisory fees (See Note 4)	79,905
Professional fees	63,604
Administration and accounting fees (See Note 5)	57,464
Shareholder servicing fees	46,969
CCO Fees	31,837
12b-1 fees (See Note 4)	28,537
Trustees’ fees and expenses	24,000
Federal and state registration fees	23,541
Reports to shareholders	21,274
Custody fees	19,463
Insurance expense	15,795
Miscellaneous costs	7,537
Total expenses before waivers and reimbursements	419,926
Expense waivers and reimbursements (See Note 4)	(248,699)
Net expenses	171,227
Net Investment Income	78,955

Realized and Unrealized Gain/Loss on Investments:
Net realized loss on investments	(1,151,734)
Change in unrealized appreciation/depreciation on investments	5,087,233
Net realized & unrealized gain on investments	3,935,499
Net Increase in Net Assets Resulting From Operations	$4,014,454

(1)	Net of $6,159 in foreign withholding taxes

See Notes to Financial Statements.

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Statements of Changes in Net Assets
	Year ended 12/31/09	Year ended 12/31/08
Operations:
Net investment income	$78,955	$155,069
Net realized loss on investments	(1,151,734)	(1,705,782)
Change in unrealized appreciation (depreciation) on investments	5,087,233	(2,057,949)
Net increase (decrease) in net assets resulting from operations	4,014,454	(3,608,662)

Distributions Paid From:
Net investment income	—	(183,954)
Return of Capital	(37,693)	—
Total distributions	(37,693)	(183,954)

Capital Share Transactions:
Proceeds from shares sold	10,711,167	1,392,339
Proceeds from reinvestment of distributions	3,568	17,349
	10,714,735	1,409,688
Payments for shares redeemed	(1,106,519)	(1,160,543)
Net increase	9,608,216	249,145

Total Increase (Decrease) in Net Assets	13,584,977	(3,543,471)

Net Assets:
Beginning of year	6,645,269	10,188,740
End of year (including undistributed net investment income of $0 and $0, respectively)	$20,230,246	$6,645,269

Transactions in Shares:
Shares sold	1,281,757	153,591
Issued in reinvestment of distributions	507	2,114
Shares redeemed	(139,751)	(139,776)
Net increase	1,142,513	15,929

See Notes to Financial Statements.

12

Financial Highlights
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/07
For a Fund share outstanding throughout each year
Net asset value, beginning of year	$6.39	$9.94	$10.00

Income from investment operations:
Net investment income	0.05	0.15	0.20
Net realized and unrealized gain/(loss) on investments	2.86	(3.52)	(0.05)
Total from investment operations	2.91	(3.37)	0.15

Less distributions:
From net investment income	(0.03)	(0.18)	(0.21)
Total distributions	(0.03)	(0.18)	(0.21)
Net asset value, end of year	$9.27	$6.39	$9.94
Total Return	45.75%	(34.34)%	1.46%

Supplemental data and ratios:
Net assets, end of year (000s)	$20,230	$6,645	$10,189
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	3.67%	6.68%	7.82%
Ratio of net investment income to average net assets	0.69%	1.71%	1.41%
Ratio of net investment income/(loss) before waivers to average net assets	(1.48)%	(3.47)%	(4.91)%
Portfolio turnover rate	43.00%	58.86%	65.37%

See Notes to Financial Statements.

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Notes to Financial Statements December 31, 2009

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end investment management company. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business December 29, 2006. Prior to December 29, 2006, the only activity was the seed capital investment of $100,000 by the Adviser to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation ■ In determining the NAV of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market.  Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”).  Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges.  Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its net asset value per share.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs).These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

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•
Level 1 – quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)  Quoted prices for identical or similar assets in markets that are not active.  Inputs that are derived principally from or corroborated by observable market data.  An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of 12/31/2009:

Investments in Securities	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,519,158	$—	$—	$18,519,158
Convertible Bond	—	394,187	—	394,187
Limited Partnership Interests	566,716	—	—	566,716
Short Term Investment	779,834	—	—	779,834
Total	$19,865,708	$394,187	$—	$20,259,895

The Fund did not hold any Level 3 securities during the year ended December 31, 2009.

Federal Income Taxes ■ It is the Fund’s policy to continue to meet the requirements of Subchapter M of  the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income tax provision is required.

GAAP requires management of the Fund to make an evaluation of the Fund’s disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, they would have a more than 50 percent likelihood of being sustained upon examination in order to avoid an accrual of an income tax expense.  In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

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GAAP requires management of the Fund to analyze all open tax years, as defined by statute of limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal, Delaware and Pennsylvania.  The Fund’s Federal tax returns filed in the three-year period ended December 31, 2009, remain subject to examination by the Internal Revenue Service.  The Fund has no examinations in progress and none are expected at this time.

Management of the Fund has reviewed all open tax years and major jurisdictions and has determined there is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in the future tax returns.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income ■ Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income and amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security.

Distributions to Shareholders ■ Dividends from net investment income are generally declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The tax character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities for the Fund, excluding short-term investments, for the year ended December 31, 2009 were $14,263,727 and $4,579,684, respectively.

4. Investment Advisory Agreement and Distribution Plan

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser.  The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.50% through April  30, 2011, subject to later reimbursement by the Fund in certain circumstances (the “Expense Limitation Agreement”).  The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees.  During the fiscal year ended December 31, 2009, the Adviser waived investment advisory fees for the Fund of $79,905 and reimbursed $168,794 of other expenses under the Expense Limitation Agreement.  While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts

16

waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations.  During the year ended December 31, 2009, the Adviser did not recoup any expenses.  At December 31, 2009, $404,406 is subject to recoupment through December 31, 2010, $470,487 through December 31, 2011, and $248,699 through December 31, 2012,  to the extent the Expense Limitation Agreement is still in effect.  In addition, under the Expense Limitation Agreement, the Adviser is entitled to recoup from the Fund certain expenses associated with the organization of the Trust until all such expenses have been reimbursed, provided the Fund’s expenses, including the recouped waived or reimbursed amounts mentioned above, plus any recouped organizational expenses, do not exceed the stated expense limitations.  As of December 31, 2009, $343,637 in organizational expenses are subject to recoupment under the Expense Limitation Agreement.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution with Grand Distribution Services which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders.  Under the Plan, the Fund may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund.  During the year ended December 31, 2009, the Fund incurred distribution expenses of $28,537.

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”).  Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund.  UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings with the SEC and state securities commissions, calculates the daily net asset value per share and maintains the financial books of the Fund.  The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.10% on the first $250 million in net assets, 0.075% on the next $250 million in net assets, 0.05% on the following $250 in net assets and 0.03% on assets over $750 million or a minimum fee of $55,000, whichever is greater for the services provided by the UMBFS.  For the period beginning October 1, 2008 and ending September 30, 2009, a minimum fee of $58,500 was applied. In addition, the Fund reimburses UMBFS certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act.  As of December 31, 2009, Jasco & Co., for the benefit of its customers, owned 83% of the Fund and as such may be deemed to control the Fund. Jasco & Co. is an affiliate of the Adviser.

7. Federal Income Tax Information

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of December 31, 2009, the Fund had $25,381 of post-October losses which are deferred until January 1, 2010 for tax purposes.

17

As of December 31, 2009, the Fund had a capital loss carryover of $3,049,570, of which $226,739 expires in 2015, $1,843,566 expires in 2016 and $979,265 expires in 2017.

At December 31, 2009, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:
Cost of Investments	$17,488,935
Gross Unrealized Appreciation	$3,447,648
Gross Unrealized Depreciation	(676,688)
Net Unrealized Appreciation/(Depreciation)	$2,770,960

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$–
Undistributed long-term gains	–
Tax accumulated earnings	–
Accumulated capital and other losses	$(3,074,951)
Unrealized appreciation on investments	2,770,960
Total accumulated earnings/(deficit)	$(303,991)

The following reclassifications made by the Fund during the tax year ended December 31, 2009, are primarily the results of differences in the tax treatment of net investment income.
Capital stock	$(65,404)
Undistributed net investment income	(41,262)
Accumulated undistributed net realized losses	106,666

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 were as follows:
	2009	2008
Distributions paid from:
Ordinary income	$–	$183,954
Long-term capital gains	–	–
Return of Capital	37,693	–
Total Distributions	$37,693	$183,954

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser. During the fiscal year ended December 31, 2009, the Fund made payments of $31,837 to its Chief Compliance Officer and $24,000 in trustee fees to its unaffiliated trustees.  These trustee fees are paid in shares of the Fund valued at the time of payment.

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9. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

10. Offering Price Per Share

A maximum front-end sales charge of 4.25% is imposed on purchases of the Fund’s shares. For the year ended December 31, 2009, the Fund was advised that various broker dealers received $13,965 of sales charges from sales of the Fund’s shares.

11. Change of Independent Registered Public Accounting Firm

On November 17, 2009, the Board of Trustees upon the recommendation of the Fund’s audit committee, determined not to retain PricewaterhouseCoopers LLP and approved a change of the Fund’s independent registered public accounting firm to BBD, LLP. PricewaterhouseCoopers LLP’s reports on the financial statements of the Fund for each of the two years in the period ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2008 and through November 17, 2009, there were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the two years ended December 31, 2008 and through November 17, 2009, there were no reportable events within the meaning of paragraphs (1)(v)(A) through (D) of Item 304(a) of Regulation S-K.

12. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

13. Subsequent Event Disclosure

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through February 24, 2010, the date which the financial statements were available to be issued.

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Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Stewart Capital Mutual Funds
and the Shareholders of the Stewart Capital Mid Cap Fund

We have audited the accompanying statement of assets and liabilities of the Stewart Capital Mid Cap Fund, a series of shares of beneficial interest of Stewart Capital Mutual Funds, including the schedule of investments, as of December 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2008 and the financial highlights for each of the two years in the period ended December 31, 2008 have been audited by other auditors, whose report dated February 23, 2009 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stewart Capital Mid Cap Fund as of December 31, 2009, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 24, 2010

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Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 1.877.420.4440 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, is available without charge, upon request, by calling (toll-free) 1.877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Qualified Dividend Income

For the year ended December 31, 2009, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended December 31, 2009, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Board Deliberations Regarding Renewal of Advisory Agreement:

In connection with a regular meeting held on November 17, 2009, the Board of the Trust, including a majority of the Independent Trustees, discussed the renewal of the Advisory Agreement between Stewart Capital Advisors, LLC, (the “Adviser”) and the Stewart Capital Mutual Funds on behalf of the Stewart Mid-Cap Fund (the “Advisory Agreement”).

Counsel noted that, on behalf of the Trustees, it had provided the Adviser with a letter requesting information for the Board to consider in connection with the renewal of the Advisory Agreement.  In considering the proposed Advisory Agreement, the Trustees reviewed a memorandum describing their duties when considering renewal of the Investment Advisory Agreement.   The factors considered by the Board of Trustees included: (i) the Adviser’s business and the qualifications of its personnel, (ii) the nature, extent and quality of the services provided by the Adviser to the Fund, (iii) the investment performance of the Adviser, (iv) the costs of the services to be provided and the profits to be realized by the Adviser, (v) the extent to which economies of scale will be realized as the Fund grows, and (vi) whether the fee levels reflect these economies of scales to the benefit of shareholders.

21

Additional Information (Unaudited) (continued)

A representative of the Adviser then referred the Trustees to the Board materials and reviewed with them the returns of the Fund against its primary benchmarks and against a Morningstar peer group of Midcap Value funds provided by the Administrator (the “Peer Group”).  He noted that as of September 30, 2009, the Fund was in the 88th percentile for the one year number and calendar year to date.  He noted that they did not have relevant fund return comparisons for the since inception time period, but that the Fund had outperformed the S&P 400 and the Russell Midcap® Value Index since inception. A representative of the Adviser noted that the returns of the Adviser’s private accounts were nearly identical to those of the Fund.  A representative of the Adviser then further reviewed the response to the request for information, noting that there had been no material compliance issues and that there were no planned changes to the corporate structure.  He also noted that neither the Fund or the Adviser use soft dollars.  A representative of the Adviser then described the compensation structure of the portfolio managers and other team members. He also stated that the Adviser is not subject to any current litigation.  The Board concluded that they were satisfied with the performance of the Fund.  They also determined that the quality and extent of services provided by the Adviser were consistent with the Board’s expectations.

Counsel referred the Board members to the materials that had been included in the Board materials which compared the expense structure of the Fund to the Peer Group. A representative of the Administrator reviewed with the Board the methodology used by the Administrator to provide comparative numbers.  Counsel noted that the investment advisory fee was less than the Peer Group’s average and median fees but that the total expenses were higher than the Peer Group’s average and medium expenses, but within the total range of fees charged by other funds.  Counsel also noted that the Adviser charges separately managed accounts 75 to 100 basis points for accounts less than $5 million dollars in assets as disclosed in the Adviser’s Form ADV.  A representative of the Adviser then reminded the Board that the Adviser is reimbursing the Fund on a monthly basis for those expenses above the expense cap and is in fact also waiving the entire investment advisory fee due to the Adviser.  A representative of the Adviser also noted that the Adviser has not experienced a profit managing the Fund.  He stated that break even for the Adviser is approximately $25 million in assets.  The Board concluded that the fees were reasonable. The Board noted that the Fund had not been profitable to the Adviser and that economies of scale will not be recognized until after the expense ratio drops below the expense cap.  The Board determined that they would revisit the issue of economies of scale as assets grew within the Fund.

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the Fund’s shareholders, and unanimously voted to renew the Advisory Agreement.

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Stewart Capital Mid Cap Fund
Trustee and Officer Information

Independent Trustees
Name/Age	Address	Current position held with the Fund	Term of Office and Length of Time Served*
Debbie Shuster, 47	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Brian A. Maxwell, 43	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Gayland B. Cook, 57	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Interested Trustee** and Officer
Malcolm E. Polley, 47	Stewart Capital Advisors, LLC 800 Philadelphia Street Indiana, PA 15701	Trustee, President	Indefinite; Since Inception
Officers
Timothy P. McKee, 49	S&T Bank 800 Philadelphia Street Indiana, PA 15701	Treasurer, Secretary	Indefinite; Since Inception
Matthew S. Hardin, 48	Hardin Compliance Consulting, LLC 4500 Brooktree Road, Suite 104 Wexford, PA 15090	Chief Compliance Officer	Indefinite; Since 01/01/09

*	Inception was 12/29/2006
**	Mr. Polley is an “interested person”of the Trust within the meaning of the 1940 Act by virtue of his position with the Trust and with Stewart Capital Advisors, LLC, the adviser for the Fund.

The Fund’s Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request, by calling 1.877.420.4440.

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Principal occupation during the past five years	Number of funds overseen within the Fund complex	Other directorships held outside the Fund complex
Director of Business Development, Seltzer Financial Strategies, LLC, (2008-present); Business Consultant, DSK Consultants, (2003-2008)	1	None
Investment Consultant, Yanni Partners, a Division of GBS Investment Consulting, LLC, (1999-present)	1	None
Managing Director, Seneca Capital Management, (1996-present); Director, various privately owned portfolio companies of Seneca Capital Management	1	Gateway Bank of Pennsylvania

Vice President, Senior Vice President, and Executive Vice President, S&T Bank (2001-present); Executive Vice President/ Chief Investment Officer, S&T Wealth Management Group, (2001-present); President/Chief Investment Officer, Stewart Capital Advisors, LLC, (2004-present)	1	None

Vice President/Senior Financial Officer, S&T Bank, (2001-present); Chief Compliance Officer, Stewart Capital Advisors, LLC, (2006-present)	N/A	None
Owner, Hardin Compliance Consulting, LLC, (2006-present); Chief Broker-Dealer Counsel, The PNC Financial Services Group, Inc. (1999-2006)	N/A	None

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Stewart
CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by Grand Distribution Services, LLC.

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Deborah Shuster.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the Registrant’s principal accountant for each of the last two fiscal years were as follows.

(a) Audit Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2009	$13,500
Fiscal year ended December 31, 2008	$23,000

(b) Audit-Related Fees for Registrant.  Aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended December 31, 2009	$0
Fiscal year ended December 31, 2008	$0

(c) Tax Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning.  The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filings and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended December 31, 2009	$3,000
Fiscal year ended December 31, 2008	$5,250

(d) All Other Fees.  Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended December 31, 2009	$0
Fiscal year ended December 31, 2008	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	During the fiscal year ended December 31, 2009, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f) Not applicable.

(g) During the fiscal years ended December 31, 2008 and December 31, 2009, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) No, because no such services were rendered.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act.  Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	The Code of Ethics for the Principal Executive and Principal Financial Officer is incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2009.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
March 8, 2010

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
March 8, 2010